SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): August 17, 1998


                                   COMC, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Illinois                       0-16472             36-3021754
    (State or Other Jurisdiction of    (Commission        (I.R.S. Employer
    Incorporation or Organization)      File Number)      Identification Number)


400 N. Glenoaks Boulevard, Burbank, California                91502
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (818) 556-3333





(Former Name or Former Address if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)               Financial Statements

                  Complete audited financial statements for businesses acquired

         (b)               Pro Forma Financial Information

                  Complete pro forma information giving effect to the Exchange

         (c)               Exhibits*

         (1) Agreement and Plan of Merger dated as of July 24, 1998, by and among COMC, Inc., COMC Acquisition Corp., ICF Communication Systems Inc., William M. Burns and Charles E. Lincoln.**

         (2) Amendment No. 1 to the Agreement dated August 3, 1998.



         *        Previously filed.

         ** The Agreement and Plan of Merger includes as exhibits the various promissory notes, employment agreements and other ancillary documents executed in connection with the Merger. However, the schedules delivered in connection therewith are all in standard form and have been omitted in accordance with rules and regulations promulgated by the Securities and Exchange Commission.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: October 30, 1998



                                                COMC, INC.


                                                 By: /s/
                                                     Albert P. Vasquez,
                                                     Acting Chief
                                                     Financial Officer